SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                -------------------------------------------------
                       September 10, 2003 (July 28, 2003)


                        CEDAR MOUNTAIN DISTRIBUTORS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

        333-64840                                          91-2015441
------------------------                       ---------------------------------
(Commission file number)                       (IRS employer identification no.)

          1236 East Frontier Lane, Olathe, Kansas              66062
        ------------------------------------------          ------------
         (Address of principal executive offices)            (Zip code)


                                 (913) 782-3068
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                   This document contains a total of 4 pages.

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Item 4. Changes in Registrant's Certifying Accountant

         On July 28, 2003, the Registrant dismissed Sartain Fischbein & Company, an accounting firm located in Tulsa, Oklahoma, and hired Cordovano and Harvey, PC, an accounting firm located in Denver, Colorado. None of the accountants reports of Sartain Fischbein & Company contained any adverse opinion or disclaimer of opinion, or were modified as to uncertainty except for the addition of an explanatory paragraph regarding the substantial doubt raised with regards to the Company continuing as a going concern, in the accountants reports included in the Forms 10-KSB filed for years ended December 31, 2002 and 2001, audit scope, or accounting principles. The decision to change accountants reflected management's belief that a periodic change of auditors is a prudent practice. The Board of Directors of the Registrant also believed it would be in the best interest of the Registrant to retain Cordovano and Harvey, PC, and therefore approved the change of accountants. During the past two fiscal years in which Sartain Fischbein & Company served as the Registrant's accountants, there were no disagreements with Sartain Fischbein & Company whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Sartain Fischbein & Company, would have caused Sartain Fischbein & Company to make reference to the subject matter of the disagreement in connection with any of its reports. Further, during the subsequent interim period through July 28, 2003, (the date the Registrant changed accountants), there were no disagreements with Sartain Fischbein & Company whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Sartain Fischbein & Company, would have caused Sartain Fischbein & Company to make reference to the subject matter of the disagreement in connection with any of its reports.

         During the periods specified in the above paragraph and before the hiring of the new accountant, the Registrant did not consult with the new accountant regarding the application of accounting principles to any specific completed or contemplated transaction, nor the type of audit opinion that might be rendered on the Registrant's financial statements. No written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

         The Company has authorized Sartain Fischbein & Company to respond fully to the inquiries of Cordovano and Harvey, PC. Sartain Fischbein & Company has provided the Company with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-B, which is attached hereto as Exhibit 16.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Businesses Acquired.

                  Not applicable.

         b.       Pro Forma Financial Information.

                  Not applicable.

         c.       Exhibits.

                  Number                   Description

                  16.1     Letter regarding change in certifying accountant

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CEDAR MOUNTAIN DISTRIBUTORS, INC.

Date: September 10, 2003
                                            By    /s/ James R. Smith
                                               ---------------------------------
                                                 James R. Smith
                                                 President and Principal
                                                 Executive Officer

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